SIXTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement (“Amendment”) is entered into as of May 30, 2014 by and between Comerica Bank (“Bank”) and Nanometrics Incorporated (“Borrower”).

RECITALS

Borrower and Bank are parties to that Loan and Security Agreement dated as of February 14, 2007, as amended from time to time, including, without limitation by that First Amendment to Loan and Security Agreement dated September 14, 2007, that Second Amendment to Loan and Security Agreement dated as of April 29, 2009, that Third Amendment to Loan and Security Agreement dated as of June 15, 2009, that Fourth Amendment to Loan and Security Agreement dated April 13, 2010, that Fifth Amendment to Loan and Security Agreement dated as of April 23, 2012 and that certain maturity date extension letter agreement dated April 30, 2014 (collectively, the “Agreement”).

The parties desire to amend the Agreement further in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:

1.Exhibit A to the Agreement is amended by adding (in the appropriate alphabetical order) or amending and restating the following terms to read in their entirety as follows:

“‘Base Amount’ shall mean $138,000,000.”

“‘Non-Formula Amount’ means, as of any date of determination, the lesser of (i) $12,000,000.00 and (ii) the amount of Borrower’s Cash held in depository, investment and operating accounts with Bank.”

“‘Revolving Maturity Date’ means May 30, 2016.”

2.	The reference to “25” in Section 6.2(a)(ii) of the Agreement is deleted and replaced with “45”.

3.The reference to “7,500,000” in Section 6.2(c) of the Agreement is deleted and replaced with “12,000,000”.

4.	Section 6.7(b) of the Agreement is amended and restated to read in its entirety as follows:

“ (b)    Tangible Net Worth Plus Subordinated Debt. Tested quarterly, Borrower shall maintain a Tangible Net Worth plus Subordinated Debt of not less than the Base Amount; provided, however, on the last day of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2014, the Base Amount in effect on such date shall increase, on a cumulative basis, by the sum of (i) fifty percent (50%) of the Profitability for such quarter and (ii) seventy five percent (75%) of any New Equity for such fiscal quarter. If Profitability for the fiscal quarter then ending is less than $0 it shall be deemed to be $0 for purposes of this calculation.”

5.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

6.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

7.Exhibits D (Borrowing Base Certificate) and E (Compliance Certificate) to the Agreement are deleted and replaced with Exhibits D and E attached hereto.

8.Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

9.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)this Amendment, duly executed by Borrower;

(b)	Corporate Resolutions and Incumbency Certification (Authority to Procure Loans);

(c)all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(d)such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

10.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment to Loan and Security Agreement as of the first date above written.

NANOMETRICS INCORPORATED

By: /s/ Ronald W. Kisling

Title: CFO

COMERICA BANK

By: /s/ Robert Shutt

Title: SVP

EXHIBIT D

Form of Borrowing Base Certificate

Borrower:    NANOMETRICS, INC.                BANK: Comerica Bank
Technology & Life Sciences Division
Commitment Amount:    $20,000,000.00*                Loan Analysis Department
3rd Floor, Mail Code 420
Palo Alto, CA 94301
Phone: (650) 462-6060
Fax: (650) 462-6061

ACCOUNTS RECEIVABLE

1.	Accounts Receivable Book Value as of $___________

2.	Additions (please explain on reverse) $___________

3.	TOTAL ACCOUNTS RECEIVABLE AS OF __________ $__________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

4.	Amounts over 90 days
(not covered by a Bank approved Letter of Credit)        $___________

5.	Credit balances over 90 days $___________

6.	Balance of 25% over 90 days $___________

7.	Concentration limits 20% $___________

8.	Foreign Accounts $___________

9.	Government Accounts $___________

10.	Contra Accounts $___________

11.	Promotion or Demo Accounts $___________

12.	Intercompany/Employee Accounts $___________

13.	Other (please explain below) $___________

14.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS $___________

15.	Eligible Accounts (#1-#14) $___________

16.	Eligible Foreign Accounts $___________

17.	LOAN VALUE OF ACCOUNTS RECEIVABLE
(80% of sum of #15 and 16)                        $___________

BALANCES

18.	Maximum Loan Amount $20,000,000.00

19.	Total Funds Available
(the lesser of (a) #18 or (b) the sum of the Non-Formula Amount plus #17)        $___________

20.	Outstanding under Sublimits (L/C, CCS, FES) $___________

21.	Present balance outstanding on Line of Credit $___________

22.	Reserve Position (#19 minus the sum of #20 and #21) $___________

* - Non-Formula Amount not subject to Borrowing Base.

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

Comments:

__________________________
Authorized Signer

EXHIBIT E

Form of Compliance Certificate

Please send all Required Reporting to:             Comerica Bank
Technology & Life Sciences Division Loan Analysis Department
250 Lytton Avenue 3rd Floor, MC 4240
Phone: (650) 462-6060
Fax: (650) 462-6061
FROM: NANOMETICS INCORPORATED

The undersigned authorized Officer of Nanometrics Incorporated (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending    with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Consolidated F/S, Customer Detail Report	Quarterly, within 45 days of calendar quarter	YES	NO
Compliance Certificate	Quarterly, within 45 days of calendar quarter	YES	NO
CPA Audits, Unqualified F/S	Annually, within 90 days of FYE	YES	NO
A/R Aging	So long as there are Advances outstanding, quarterly, within 25 days of calendar quarter	YES	NO
A/P Aging	So long as there are Advances outstanding, quarterly, within 25 days of calendar quarter	YES	NO
Borrowing Base Certificate	So long as there are Advances outstanding, quarterly, within 25 days of calendar quarter	YES	NO
Standby Letters of Credit	So long as there are Advances outstanding, quarterly, within 25 days	YES	NO
Budgets, sales projections and operating plans	Annually, within 30 days of FYE	YES	NO
If Public:
10-Q	Quarterly, within 45 days of calendar quarter	YES	NO
10-K	Annually, within 90 days of FYE	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL
TO BE REPORTED QUARTERLY, UNLESS OTHERWISE NOTED:
Minimum Liquidity Ratio	1.50:1.00	:1.00	YES	NO
Minimum TNW Plus Subordinated Debt (tested quarterly)	See Section 6.7(b) of the Agreement	$	YES	NO
Cash Percentage	Cash to be at least 35% of Consolidated Cash	Cash: $ Consolidated Cash: $	YES	NO
Minimum Cash re Outstanding Utilizations	See Section 6.7(d) of the Agreement	$	YES	NO

Please Enter Below Comments Regarding Covenant Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title: